Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 6 of 142 UNITED STATES DISTRICT COURT DISTRICT OF CONNECTICUT PETER DERRER, Derivatively on Behalf of ) Case No.: 3:10-cv-00550-RNC TEREX CORPORATION, ) ) DERIVATIVE ACTION Plaintiff, ) ) vs. ) ) RONALD M. DEFEO, PHILLIP C. ) WIDMAN, THOMAS J. RIORDAN, G. ) CHRIS ANDERSEN, DONALD P. JACOBS, ) DAVID A. SACHS, WILLIAM H. FIKE, ) DONALD DEFOSSET, HELGE H. ) WEHMEIER, PAULA H.J. ) CHOLMONDELEY, OREN G. SHAFFER, ) THOMAS J. HANSEN, and DAVID C. ) WANG, ) ) Defendants, ) ) and ) ) TEREX CORPORATION, a Delaware ) corporation, ) ) Nominal Defendant. ) ) STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement (the "Stipulation") dated July 31, 2019 is entered into between and among the following parties, by and through their respective undersigned counsel, in the Action:1 (i) the Vladimir Gusinsky Revocable Trust ("Plaintiff" or the "Trust"), on 1 All terms with initial capitalization not otherwise defined herein shall have the meanings ascribed to them in paragraph 1 herein.

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 7 of 142 behalf of itself and derivatively on behalf of Terex Corporation ("Terex" or the "Company");2 (ii) Individual Defendants; and (iii) Terex, as nominal defendant. This Stipulation sets forth the terms and conditions of the Settlement of the Action, and is intended by the Parties to fully, finally and forever resolve, discharge and settle all Released Claims as against the Released Parties, subject to the approval of the Court. WHEREAS: A. Terex is a global manufacturer of aerial work platforms, cranes, and materials processing machinery. Terex also designs, builds, and supports products used in construction, maintenance, manufacturing, energy, minerals, and materials management applications. Terex's common stock trades on the New York Stock Exchange under the ticker symbol "TEX." Terex is a corporation duly organized and existing under the laws of the State of Delaware and maintains its principal place of business and executive offices at 200 Nyala Farm Road, Westport, Connecticut 06880. B. Beginning on December 21, 2009, three related actions were filed in the United States District Court for the District of Connecticut against Terex and certain of its officers and directors as putative securities class actions on behalf of purchasers and acquirers of Terex common stock, alleging that the defendants made misleading statements concerning, inter alia, Terex's accounting practices and financial condition. These actions were consolidated under the caption, Sheet Metal Workers Local 32 Pension Fund v. Terex Corporation, et al., No. 3:09-cv- 02083-RNC (D. Conn.) (the "Securities Class Action"). 2 In connection with this Stipulation, and solely for purposes of effectuating the Settlement, the Parties agree to the substitution of the Trust as the plaintiff in this derivative litigation, and the Trust shall serve as the representative plaintiff going forward. 2

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 8 of 142 C. On April 12, 2010, this derivative action was commenced by Peter Derrer alleging violations of sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, breaches of fiduciary duty, waste of corporate assets, and unjust enrichment against certain directors and officers of Terex. ECF No. 1. D. On July 1, 2010, pursuant to a stipulation entered into among the parties in furtherance of the interests of efficiency and judicial economy, the Court stayed this Action pending the Court's resolution of a motion to dismiss the Securities Class Action. ECF Nos. 30 and 32. E. By Ruling and Order dated March 31, 2018, the Court granted in part and denied in part the defendants' motion to dismiss the complaint in the Securities Class Action. F. On December 4, 2018, Plaintiff's Counsel filed a motion to substitute the Trust as the representative plaintiff in this Action. ECF No. 41. Defendants filed a memorandum in opposition to that motion on January 17, 2019. ECF No. 51. G. On March 7, 2019, Plaintiff's Counsel sent a letter to the Court on behalf of all Parties to inform the Court that the parties had commenced good faith settlement discussions and to request that the time for filing the Trust's reply brief in support of the motion to substitute be held in abeyance while the parties continued their settlement discussions. H. Plaintiff's Counsel sent a settlement demand to Defendants' counsel on March 1, 2019, proposing a settlement framework, including various corporate governance reforms. Throughout March and April 2019, counsel for Plaintiff and Defendants negotiated potential settlement terms and conditions. On April 12, 2019, counsel for the parties reached an agreement in principle on the substantive consideration for a proposed settlement of the Action. 3

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 9 of 142 I. Following the parties' agreement in principle on the substantive consideration for a proposed settlement, the parties separately negotiated the attorneys' fees that would be payable, subject to the approval of the Court, in consideration of the substantial corporate benefit produced by the Action and the proposed settlement. On July 11, 2019, the Settling Parties reached agreement on an amount of attorneys' fees and expenses. The Settling Parties did not discuss or negotiate the amount of any attorneys' fees and expenses to be paid to Plaintiff's Counsel until after the other material terms of the settlement had been agreed upon on April 12, 2019. J. Plaintiff has owned shares of Terex common stock since July 14, 2008, and continues to do so. Plaintiff and its counsel, having thoroughly considered the facts and law underlying the Action, and based upon their investigation and prosecution of the Action, and after weighing the substantial benefits this Action and the Settlement have conferred on Terex and the risks of continued litigation, have determined that it is in the best interests of Terex and Terex's stockholders that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation, and that these terms and conditions are fair, reasonable, and adequate to Terex and Terex's stockholders. K. Defendants have denied and continue to deny each and all of the claims and contentions alleged in the Action, including any and all allegations of wrongdoing, allegations of liability, and the existence of any damages asserted in or arising from the Action. Further, Defendants believe that they have substantial defenses to the claims alleged against them in the Action. Defendants have further asserted that, at all relevant times, they acted in good faith, and in a manner they reasonably believed to be in the best interests of Terex and its stockholders. Nevertheless, Defendants have concluded that further litigation in connection with the Action would be time-consuming and expensive. After weighing the costs, disruption, and distraction of 4

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 10 of 142 continued litigation, they have determined that, in order to eliminate the risk, burden, and expense of further litigation, and without admitting any wrongdoing or liability whatsoever, the Action should be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. NOW THEREFORE, IT IS STIPULATED AND AGREED, by and among the Parties, by and through their undersigned counsel, and subject to the approval of the Court, that the Action shall be fully and finally compromised and settled, that the Released Claims shall be released as against the Released Parties, and that the Action shall be dismissed with prejudice, upon and subject to the terms and conditions of the Settlement, as follows: DEFINITIONS 1. The following terms, as used in this Stipulation, have the meanings specified below: a. "Action" means the above-captioned action. b. "Board" means the board of directors of Terex. c. "Corporate Governance Measures" mean the corporate governance measures detailed in paragraph 2 below and in Exhibit A, which shall be adopted, implemented, and/or maintained by Terex pursuant to and in accordance with the terms of this Stipulation. d. "Court" means the United States District Court for the District of Connecticut. e. "Defendants" mean nominal defendant Terex and the Individual Defendants. f. "Individual Defendants" mean Ronald M. DeFeo, Phillip C. Widman, Thomas J. Riordan, G. Chris Andersen, Donald P. Jacobs, David A. Sachs, William H. Fike, Donald DeFosset, Helge H. Wehmeier, Paula H.J. Cholmondeley, Oren G. Shaffer, Thomas J. Hansen, and David C. Wang. 5

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 11 of 142 g. "Effective Date" means the first date by which all of the conditions precedent set forth in paragraph 12 below have been met and occurred or have been waived in writing by the Parties. h. "Fee and Expense Amount" means the agreed upon sum to be paid for all of Plaintiff's Counsel's fees and expenses, subject to Court approval. i. "Final" with respect to the Judgment approving the Settlement or any other court order means: (i) if no appeal from the Judgment or Final Order and Judgment is taken, the date on which the time for taking such an appeal expires under the Federal Rules of Appellate Procedure, i.e., thirty (30) days after entry of the judgment or order; or (ii) if any appeal, petition, motion, or other applications for review is filed, sought, or taken, the date on which all appeals, petitions, motions, or other applications for review, including petitions for rehearing or reargument, have been finally disposed of (whether through expiration of time to file, through denial of any request for review, by affirmance on the merits or otherwise) in such a manner as to affirm the Court's Judgment or other Court order in all material respects and the time, if any, for seeking further review, including any petition for a writ of certiorari or other form of review, has expired. j. "Final Order and Judgment" or "Judgment" means the [Proposed] Final Order and Judgment entered by the Court, substantially in the form attached hereto as Exhibit E, approving the Settlement and dismissing the Action with prejudice without costs to any Party (except as provided in this Stipulation). k. "Trust" means the Vladimir Gusinsky Revocable Trust. 6

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 12 of 142 l. "Notice" means the Notice of Pendency of Derivative Action, Proposed Settlement of Derivative Action, Settlement Hearing, and Right to Appear, substantially in the form attached hereto as Exhibit C. m. "Parties" or "Settling Parties" mean Plaintiff and Defendants. n. "Person" means any individual, corporation, professional corporation, limited liability company, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, or any other business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assigns. o. "Plaintiff" means the Vladimir Gusinsky Revocable Trust. p. "Plaintiff's Counsel" means Robbins Arroyo LLP, lead counsel for the Plaintiff, and the Law Offices of David Rubin. q. "Preliminary Approval Order" means the order to be entered pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, substantially in the form attached hereto as Exhibit B: (i) preliminarily approving the settlement; (ii) approving the form and manner of notice to Terex Stockholders of the pendency of the Action, the Settlement, and their right to object; and (iii) establishing the procedure and schedule for the Court's consideration of the Settlement, dismissal of the Action with prejudice, and Plaintiff's Fee and Expense Amount. r. "Released Claims" means all Released Plaintiff's Claims and all Released Defendants' Claims. s. "Released Defendants' Claims" means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys' fees, actions, potential actions, causes of action, suits, 7

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 13 of 142 judgments, defenses, counterclaims, offsets, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including both known and Unknown Claims, that were or could have been asserted by any of the Defendants in any court, tribunal, forum or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common, or other law or rule, and that are based upon, arise out of, or relate to the commencement, prosecution, defense, or settlement of the Action; provided, however, for the avoidance of doubt, that the Released Defendants' Claims shall not include any claims to enforce this Stipulation, the Settlement, or the Final Order and Judgment. t. "Released Defendants" means, whether or not each or all of the following Persons were named, served with process, or appeared in the Action, (i) Defendants, Defendants' counsel, and Terex; (ii) the current and former parents (including general or limited partners), affiliates, subsidiaries, successors, predecessors, assigns, and assignees of each of the Defendants, Defendants' counsel, and Terex; and (iii) all of the former or current agents, controlling persons, principals, members, managers, managing members, direct or indirect equity holders, employees, officers, directors, trustees, predecessors, successors, attorneys, heirs, insurers, reinsurers, co- insurers, underwriters, accountants, auditors, consultants, other representatives, servants, respective past or present family members, spouses, agents, fiduciaries, corporations, bankers, estates, and advisors of each Person listed in (i) and (ii), in their capacities as such, and each of their current and former officers, directors, employees, parents, affiliates, subsidiaries, successors, predecessors, assigns, and assignees, in their capacities as such. 8

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 14 of 142 u. "Released Parties" means the Released Defendants and the Released Plaintiff. v. "Released Plaintiff's Claims" means any and all manner of claims, demands, remedies, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys' fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, offsets, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including both known and Unknown Claims, that (i) were asserted in the Verified Shareholder Derivative Complaint; or (ii) Plaintiff, former plaintiff Peter Derrer, or any stockholder could have asserted derivatively on behalf of nominal defendant Terex, or by Terex directly, in any court, tribunal, forum or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common, or other law, rule, or regulation, and that are based upon, arise out of, or relate to the actions, inactions, deliberations, discussions, decisions, votes, or any other conduct of any kind by any of the Released Defendants relating to any transaction, circumstance, fact, action or omission or failure to act alleged or set forth in the Verified Shareholder Derivative Complaint; provided, however, for the avoidance of doubt, that the Released Plaintiff's Claims shall not include any claims to enforce this Stipulation, the Settlement, or the Final Order and Judgment. w. "Released Plaintiff" means each of Plaintiff, former plaintiff Peter Derrer, Plaintiff's Counsel, Terex, Terex Stockholder(s), and any and all of their former or current agents, parents, controlling persons, partners (including general or limited partners), members, managers, managing members, direct or indirect equity holders, subsidiaries, affiliates, employees, officers, 9

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 15 of 142 directors, trustees, predecessors, successors, attorneys, heirs, successors, assigns, insurers, reinsurers, consultants, other representatives, servants, respective past or present family members, spouses, agents, fiduciaries, corporations, bankers, estates, and advisors. x. "Releases" means the releases set forth in paragraphs 7 and 8 below. y. "Settlement" means the settlement and resolution of the Action on the terms and conditions contained in this Stipulation. z. "Settlement Hearing" means a hearing required under Rule 23.1 of the Federal Rules of Civil Procedure, at or after which the Court will review the adequacy, fairness, and reasonableness of the Settlement and determine whether to issue the Final Order and Judgment. aa. "Stipulation" means this Stipulation and Agreement of Settlement dated July 31, 2019. bb. "Summary Notice" means the Summary Notice of Pendency of Derivative Action, Proposed Settlement of Derivative Action, Settlement Hearing, and Right to Appear, substantially in the form attached hereto as Exhibit D. cc. "Terex" means Terex Corporation. dd. "Terex Stockholder(s)" means any and all Persons who hold of record, or beneficially own, shares of Terex as of the close of business on the date of this Stipulation. ee. "Unknown Claims" means and includes any and all claims that one or more of the Released Parties does not know or suspect to exist in his, her or its favor at the time of the release of the Released Parties. This includes claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Parties, or might have affected his, her or its decision(s) with respect to the Settlement and the Released Claims, including his, 10

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 16 of 142 her, or its decision to object or not to object to this Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date, Plaintiff, former plaintiff Peter Derrer, Defendants, and Terex shall have expressly waived, and each of the other Terex Stockholders shall be deemed to have waived, and by operation of the Final Order and Judgment, shall have expressly waived, and released any and all provisions, rights and benefits conferred by or under California Civil Code § 1542 (and provisions of the laws of the United States or any state or territory thereof, or of the common law, that are equivalent, comparable, or analogous to California Civil Code § 15422). California Civil Code § 1542 provides that: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. Plaintiff, Defendants, and Terex acknowledge, and all other Terex Stockholders by operation of law shall be deemed by operation of law to have acknowledged, that they may discover facts in addition to or different from those now known or believed to be true with respect to the Released Claims, but that it is the intention of Plaintiff, Defendants, and Terex, and of all other Terex Stockholders by operation of law, to completely, fully, finally and forever extinguish any and all Released Claims without regard to the subsequent discovery of additional or different facts. Plaintiff, Defendants, and Terex acknowledge, and all other Terex Stockholders by operation of law shall be deemed to have acknowledged, that this waiver and the inclusion of "Unknown Claims" in the definition of "Released Claims" was separately bargained for and was a material element of the Settlement and was relied upon by each and all of the Parties in entering into this Stipulation and agreeing to the Settlement. 11

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 17 of 142 ff. "Verified Shareholder Derivative Complaint" means the Verified Shareholder Derivative Complaint For Violations of the Securities Exchange Act of 1934, Breach of Fiduciary Duty, Waste of Corporate Assets, and Unjust Enrichment filed by Peter Derrer on or about April 12, 2010. SETTLEMENT CONSIDERATION 2. In consideration of the full settlement, satisfaction, compromise and release of the Released Plaintiff's Claims and the dismissal with prejudice of the Action, the Board shall implement the Corporate Governance Measures set forth in Exhibit A, to the extent not previously implemented, within ninety (90) calendar days of the Settlement's Effective Date. Each such provision listed in Exhibit A shall be maintained until at least four (4) years following the Effective Date. 3. The Board, including each of its independent, non-defendant directors, has approved the Settlement and each of its terms as being in the best interests of Terex and its stockholders. The Board, including each of its independent, non-defendant directors, has acknowledged and agrees that the Settlement is fair, reasonable, and adequate, and confers substantial benefits upon Terex and its stockholders. 4. Terex acknowledges that the pendency, prosecution, and settlement of the Action and the litigation efforts of Plaintiff, former plaintiff Peter Derrer, and Plaintiff's Counsel were the primary factor in the Board's decision to adopt, implement, and maintain the Corporate Governance Measures set forth in Exhibit A, Section A. Terex further acknowledges that the pendency, prosecution, and settlement of the Action and the litigation efforts of Plaintiff, former plaintiff Peter Derrer, and Plaintiff's Counsel were a factor in the Board's decision to adopt, implement, and/or maintain the Corporate Governance Measures set forth in Exhibit A, Section B. 12

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 18 of 142 5. Within the four (4) year period commencing on the Effective Date, the Board, by a majority vote of the independent directors, after consultation with outside counsel, may, subject to the requirements outlined below, amend or eliminate any one or more of the Corporate Governance Measures if the Board determines in a good faith exercise of its business judgment that a policy, procedure, control, or agreement term conflicts with (i) the law or (ii) its fiduciary duties to Terex: a. In the event of a majority vote by the independent directors that a policy, procedure, control, or agreement term should be amended or eliminated on either of the above bases, the independent directors shall endeavor in good faith to adopt an amended or substitute reform that addresses the same goals, purposes and/or functions of the original Corporate Governance Measure; provided that, if the independent directors in a good faith exercise of their business judgment determine that it is not possible to adopt an acceptable amended or substitute reform, the Corporate Governance Measure may be eliminated. 6. Nothing in the Stipulation will preclude the Company, the Board, any Board Committee, or any of their respective members, or any executive, director, officer, agent, or employee of the Company or any affiliate, from taking any and all actions they reasonably believe are necessary and/or advisable for the operation of the Company's business in the ordinary course, pending entry of the Final Order and Judgment. RELEASES 7. Upon the Effective Date, Plaintiff and each and every other Terex Stockholder (or former stockholder), derivatively on behalf of Terex, and Terex directly, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Plaintiff's Claims against the Released Defendants and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement, or resolution of the Action against the Released Defendants, and shall be 13

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 19 of 142 forever enjoined from prosecuting the Released Plaintiff's Claims. Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of this Stipulation. 8. Upon the Effective Date, Defendants, Terex, and each of the other Released Defendants shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Defendants' Claims against the Released Plaintiff and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the prosecution, settlement, or resolution of the Action against the Released Plaintiff, and shall be forever enjoined from prosecuting the Released Defendants' Claims. Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of this Stipulation. PRELIMINARY APPROVAL ORDER 9. Promptly after the execution of this Stipulation, the Parties shall jointly request entry of the Preliminary Approval Order: (i) preliminarily approving the settlement; (ii) approving the form and manner of notice to Terex Stockholders of the pendency of the Action, the Settlement, and their right to object; and (iii) establishing the procedure and schedule for the Court's consideration of the Settlement and dismissal of the Action with prejudice. NOTICE 10. The Preliminary Approval Order will provide that notice of the Settlement be given in the following manner: (i) disclosure of the terms of the Settlement through the filing by Terex of a Form 8-K with the SEC, which filing shall include a copy of the Notice and this Stipulation; (ii) publishing by Terex of the Summary Notice once in Investor's Business Daily; and (iii) posting of the Notice and the Stipulation on Terex's corporate website, which documents shall remain posted on Terex's corporate website through the Effective Date of the Settlement. The Preliminary 14

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 20 of 142 Approval Order will also provide that the Notice and this Stipulation be posted on the respective websites maintained by Plaintiff's Counsel. 11. Terex (directly or through its insurers) shall fund all costs and expenses related to providing notice of the Settlement irrespective of whether the Court approves the Settlement, and in no event shall Plaintiff or its counsel be responsible for any notice costs. CONDITIONS OF SETTLEMENT; TERMINATION 12. The Effective Date of the Settlement shall be deemed to occur on the occurrence or waiver in writing by all Parties of all of the following events: a. the Court has entered the Preliminary Approval Order, substantially in the form attached hereto as Exhibit B; b. the Court has approved the Settlement, following notice and a hearing; c. the Court has entered the Judgment; and d. the Judgment has become Final. 13. Plaintiff and Defendants shall each have the right to terminate the Settlement and this Stipulation, by providing written notice of their election to do so ("Termination Notice") to the other Parties within thirty (30) calendar days of: (a) the Court's final refusal to enter the Preliminary Approval Order in any material respect; (b) the Court's final refusal to approve the Settlement or any material part thereof; (c) the Court's final refusal to enter the Judgment in any material respect as to the Settlement; or (d) the date upon which an order vacating, modifying, revising or reversing the Judgment becomes Final. However, any decision or proceeding, whether in this Court or any appellate court, solely with respect to attorneys' fees or litigation expenses shall not be considered material to the Settlement, shall not affect the finality of the Judgment, and shall not be grounds for termination of the Settlement. 15

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 21 of 142 14. If Plaintiff or Defendants exercise their right to terminate the Settlement pursuant to paragraph 13 above, then: (a) the Settlement and the relevant portions of this Stipulation shall be canceled; (b) Plaintiff, Defendants, and Terex shall revert to their respective litigation positions in the Action as of April 11, 2019; and (c) the terms and provisions of this Stipulation, with the exception of this paragraph 14 and paragraph 21 below, shall have no further force and effect with respect to the Parties and shall not be used in the Action or in any other proceeding for any purpose, and the Parties shall proceed in all respects as if this Stipulation had not been entered. ATTORNEYS' FEES AND EXPENSES 15. After negotiating the Corporate Governance Measures, Plaintiff's Counsel and Defendants separately negotiated the Fee and Expense Amount to be paid to Plaintiff's Counsel. In recognition of the substantial benefits conferred on Terex and its stockholders as a result of the Action and the Settlement, Defendants have agreed to cause their insurer to pay Plaintiff's Counsel attorneys' fees and expenses in the amount of $350,000, subject to Court approval. 16. Terex (through its insurers) shall cause to be paid the attorneys' fees and expenses in the amount of $350,000 within twenty (20) business days after the Court issues an order approving (or otherwise resolving) the agreed-to Fee and Expense Amount, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attacks on the Settlement or any part thereof. The Parties agree that the Fee and Expense Amount, or other fee and expense award approved by the Court, shall fully satisfy any and all claims for an award of attorneys' fees and expenses in connection with this Action. 17. Payment of the Fee and Expense Amount shall constitute final and complete payment for the Plaintiff's Counsel's attorneys' fees and expenses that have been incurred or will be incurred in connection with the filing and prosecution of the Action and the resolution of the claims alleged therein. Defendants and their counsel shall have no responsibility for the allocation 16

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 22 of 142 of the Fee and Expense Amount among Plaintiff's Counsel. Defendants and/or their insurers shall have no obligation to make any payment other than as provided in this Stipulation to Plaintiff or any of Plaintiff's Counsel. This Settlement is not contingent upon any particular amount of attorneys' fees and expenses being awarded by the Court. 18. If, after payment of the Fee and Expense Amount, the Settlement is terminated pursuant to the terms of this Stipulation or the award is reversed, vacated, or reduced by Final order, Plaintiff's Counsel shall, within thirty (30) calendar days after (a) receiving from Defendants' counsel notice of the termination of the Settlement; or (b) any order of a court of appropriate jurisdiction reversing, vacating, or reducing the Fee and Expense Amount becomes Final, make appropriate refunds or repayments to Terex or Defendants (or their insurers). Each Plaintiff's Counsel or Plaintiff that receives any portion of the Fee and Expense Amount is subject to the Court's jurisdiction for the purposes of enforcing this paragraph and other provisions related to the Fee and Expense Amount. 19. Except as otherwise provided in this Stipulation, each of the Parties shall bear his, her, or its own costs and attorneys' fees. COOPERATION 20. In addition to the actions specifically provided for in this Stipulation, the Parties agree to use their best efforts from the date hereof to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws, regulations, or agreements, to consummate and make effective this Stipulation and the Settlement. The Parties and their attorneys agree to cooperate fully with one another in seeking the Court's approval of the Settlement and to use their best efforts to effect the consummation of this Stipulation and the Settlement, including, but not limited to, resolving any objections raised with respect to the Settlement. 17

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 23 of 142 STIPULATION NOT AN ADMISSION 21. Neither this Stipulation nor any act or omission in connection therewith is intended or shall be deemed to be a presumption, concession or admission by: (i) any of the Defendants or any of the Released Defendants as to the validity of any claims, causes of action or other issues that were, might be, or have been raised in the Action, or in any other litigation, or to be evidence of or constitute an admission of wrongdoing or liability by any of them, and each of them expressly denies any such wrongdoing or liability; or (ii) Plaintiff as to the infirmity of any claim or the validity of any defense, or to the amount of any damages. The existence of this Stipulation, its contents or of any negotiations, statements or proceedings in connection therewith, shall not be offered or admitted in evidence or referred to, interpreted, construed, invoked or otherwise used by any Person for any purpose in the Action or otherwise, except as may be necessary to effectuate the Settlement. Notwithstanding the foregoing, any of the Released Parties may file this Stipulation or any judgment or order of the Court related hereto in any other action that may be brought against them, in order to support any and all defenses or counterclaims based on res judicata, collateral estoppel, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. NO WAIVER 22. Any failure by any Party to insist upon the strict performance by any other Party of any of the provisions of this Stipulation shall not be deemed a waiver of any of the provisions hereof, and such Party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions in this Stipulation by such other Party. All waivers must be in writing and signed by the party against whom the waiver is asserted. 23. No waiver, express or implied, by any Party of any breach or default in the performance by any other Party of its obligations under this Stipulation shall be deemed or 18

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 24 of 142 construed to be a waiver of any other breach, whether prior, subsequent or contemporaneous, under this Stipulation. AUTHORITY 24. This Stipulation will be executed by counsel to the Parties, each of which represents and warrants that he, she, or it has been duly authorized and empowered to execute this Stipulation on behalf of such Party, and that it shall be binding on such Party in accordance with its terms. SUCCESSORS AND ASSIGNS 25. This Stipulation is, and shall be, binding upon, and inure to the benefit of, the Parties and their respective agents, spouses, heirs, predecessors, successors, personal representatives, representatives and assigns; provided, however, that no Party shall assign or delegate its rights or responsibilities under this Stipulation without the prior written consent of the other Parties. BREACH 26. The Parties agree that in the event of any breach of this Stipulation, all of the Parties' rights and remedies at law, equity or otherwise, are expressly reserved. GOVERNING LAW AND FORUM 27. This Stipulation shall be governed by, and construed in accordance with, the laws of the State of Connecticut, without regard to conflict of laws principles. Any action relating to this Stipulation will be filed exclusively in the Court. Each Party: (i) consents to personal jurisdiction in any such action (but no other action) brought in the Court; (ii) consents to service of process by registered mail upon such Party and/or such Party's agent; and (iii) waives any objection to venue in the Court and any claim that Connecticut or the Court is an inconvenient forum. 19

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 25 of 142 ENTIRE AGREEMENT 28. This Stipulation and the attached exhibits constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior or contemporaneous oral or written agreements, understandings or representations. All Parties agree that no representations, warranties or inducements have been made to any Party concerning this Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. All Parties further agree that they are not relying on any representations, warranties or covenants that are not expressly contained and memorialized in this Stipulation or its exhibits. All of the exhibits hereto are material and integral parts hereof and are fully incorporated herein by reference. INTERPRETATION 29. This Stipulation will be deemed to have been mutually prepared by the Parties and will not be construed against any of them by reason of authorship. 30. Section and/or paragraph titles have been inserted for convenience only and will not be used in interpreting the terms of this Stipulation. 31. The terms and provisions of this Stipulation are intended solely for the benefit of the Parties, and their respective successors and permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights or remedies upon any other Person, except with respect to: (i) any attorneys' fees and expenses to be paid to Plaintiff's Counsel pursuant to the terms of this Stipulation; and (ii) the Released Parties who are not signatories hereto, who shall be third-party beneficiaries under this Stipulation and entitled to enforce it in accordance with its terms, but the consent of such third-party beneficiaries shall not be required to amend, modify or terminate this Stipulation. 20

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 26 of 142 AMENDMENTS 32. This Stipulation may not be amended, changed, waived, discharged or terminated (except as explicitly provided herein), in whole or in part, except by an instrument in writing signed by counsel to all of the Parties to this Stipulation, on behalf of each such Party. COUNTERPARTS 33. This Stipulation may be executed in any number of actual, telecopied or electronically mailed counterparts and by each of the different Parties on several counterparts, each of which when so executed and delivered will be an original. This Stipulation will become effective when the actual, telecopied or electronically mailed counterparts have been signed by each of the Parties to this Stipulation and delivered to the other Parties. The executed signature page(s) from each actual, telecopied or electronically mailed counterpart may be joined together and attached and will constitute one and the same instrument. CONTINUING JURISDICTION 34. The consummation of the Settlement as embodied in this Stipulation shall be under the authority of the Court, and the Court shall retain exclusive jurisdiction for the purpose of enforcing the terms of this Stipulation. NOTICE TO PARTIES 35. If any Party is required to give notice to any other Party under this Stipulation, such notice shall be in writing and shall be deemed to have been duly given upon receipt of hand or courier delivery, or facsimile or email transmission, with confirmation of receipt. Notice shall be provided as follows: 21

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 27 of 142 If to Plaintiff: David Rubin LAW OFFICES OF DAVID RUBIN 600 Summer Street, Suite 201 Stamford, CT 06905 Felipe J. Arroyo Shane P. Sanders ROBBINS ARROYO LLP 5040 Shoreham Place San Diego, CA 92122 If to Defendants: Israel David Michael A. Kleinman FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP One New York Plaza New York, NY 10004 IN WITNESS WHEREOF, the Parties hereto have caused this Stipulation to be executed by their duly authorized counsel, as of July 31, 2019. [signature pages follow] 22

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 28 of 142 Brian J. Robbins Felipe J. Arroyo Shane P. Sanders ROBBINS ARROYO LLP 5040 Shoreham Place San Diego, CA 92122 Telephone: (619) 525-3990 Facsimile: (619) 525-3991 E-mail: brobbins@robbinsarroyo.com farroyo@robbinsarroyo.com ssanders@robbinsarroyo.com David Rubin LAW OFFICES OF DAVID RUBIN 600 Summer Street, Suite 201 Stamford, CT 06905 Telephone: (203) 353-1404 Facsimile: (203) 357-7208 E-mail: drubin@dwr-law.com Attorneys for Plaintiff 23

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 29 of 142

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 30 of 142 Exhibit A A. GOVERNANCE REFORMS TO BE IMPLEMENTED AND MAINTAINED BY TEREX AS A RESULT OF THE SETTLEMENT Within ninety (90) days of issuance of a final order approving the settlement of this action, Terex’s Board shall adopt resolutions and amend Board committee charters and other governing documents to ensure the adoption, implementation and maintenance of the following corporate governance reforms (the “Reforms”), which shall remain in effect for not less than four (4) years. Terex and its Board shall acknowledge that this action was the primary factor in the Board’s adoption, implementation, and maintenance of the Reforms, and that the Reforms confer a substantial benefit upon the Company. 1. Chief Ethics and Compliance Officer: The duties and responsibilities of the Chief Ethics and Compliance Officer shall be formalized and amended as follows: a. The Chief Ethics and Compliance Officer shall be primarily responsible for managing the Company’s ethics and compliance program and for assisting the Board in fulfilling its oversight duties with regard to the Company’s compliance with applicable laws, regulations and accounting standards, and the dissemination of true and accurate information. In this regard, the Chief Ethics and Compliance Officer shall have access directly to the Governance and Nominating Committee and the Audit Committee, and work with other Board committees as necessary, to facilitate the Board’s oversight responsibilities. The position of Chief Ethics and Compliance Officer must at all times be occupied by the General Counsel or another individual with executive-level qualifications and experience sufficient for the position. b. The responsibilities and duties of the Chief Ethics and Compliance Officer shall expressly include, without limitation, the following: (i) Working with the CEO, General Counsel and the Governance and Nominating Committee to evaluate and define the goals of the Company’s ethics and compliance program in light of trends and changes in laws which may affect the Company’s compliance with laws relating to disclosure of the Company’s risk exposure; (ii) Managing and overseeing the Company’s ethics and compliance program, implementing policies, procedures and related activities to prevent illegal, unethical and improper conduct, implementing procedures for monitoring and evaluating the program’s performance, and communicating with and informing the Governance and Nominating Committee regarding progress toward meeting program goals; (iii) Advising the Governance and Nominating Committee and the Audit Committee and acting as the liaison among the executive officers, the Board, and the Governance and Nominating Committee and the 1

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 31 of 142 Audit Committee, in which capacity the Chief Ethics and Compliance Officer shall: (i) be primarily responsible for assessing organizational risk for misconduct and noncompliance with applicable laws and regulations; (ii) report material risks relating to compliance issues to the Governance and Nominating Committee and/or the Audit Committee as appropriate; and (iii) make written recommendations for further evaluation and/or remedial action; (iv) Preparing quarterly written reports to the Governance and Nominating Committee and the Audit Committee evaluating material risks concerning the Company’s regulatory compliance, and where necessary, recommending remedial action; (v) Working with the Company’s General Counsel and the Audit Committee to evaluate discuss regulatory compliance – this includes meeting with the General Counsel and the Audit Committee each quarter to discuss ongoing and potential compliance issues; and (vi) Overseeing employee compliance training. c. Terex shall outline the duties and responsibilities of the Chief Ethics and Compliance Officer publicly on the Company’s website. 2. Enhanced Disclosure Committee Responsibilities a. In addition, the Company shall amend the Disclosure Committee Charter, as necessary, to provide that the Disclosure Committee shall be responsible for: (i) Assisting in the design of disclosure controls and other procedures; (ii) Evaluating the effectiveness of the Company’s disclosure controls and procedures as of the end of each year-end, with the Audit Committee and the Company’s external auditors, if the Audit Committee deems necessary; (iii) Evaluating the materiality of information and events relating to or affecting the Company, and determining the timing and appropriate method of disclosure of information deemed material; (iv) Reviewing in advance, in conjunction with the Audit Committee, the Company’s quarterly earnings press releases and related materials to determine the adequacy and accuracy of the disclosures included therein; (v) Evaluating the Company’s public disclosures and disclosure-related internal controls; 2

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 32 of 142 (vi) Reviewing in advance, in conjunction with the Audit Committee, each Form 10-K and Form 10-Q, filed by the Company with the Securities and Exchange Commission, and each Annual Report to stockholders, to determine the adequacy and accuracy of the disclosures included therein; and (vii) Undertaking other duties or responsibilities as the Company’s CEO, CFO, and Audit Committee, together, determine is necessary or desirable. b. The Company shall post the Disclosure Committee Charter on its website. 3. Enhanced Audit Committee Responsibilities: The Audit Committee Charter shall be amended, as necessary, to include the following duties and responsibilities: a. The Audit Committee shall annually review the overall plan for the Company’s audit as proposed by the independent auditors, including the scope of the examination to be performed, the assistance to be provided by the internal auditors, and any developments in accounting principles and auditing standards that may affect either the financial statements or the audit. b. The Audit Committee shall annually review and evaluate: (i) the scope and results of the internal audit program; (ii) the internal auditing compliance with appropriate audit standards; (iii) the independent auditors’ performance, including the qualifications, performance, and independence of the lead audit partner assigned to the engagement, taking into account the opinions of management and the Company’s internal audit personnel; and (iv) its own performance, as well as those of its individual members. c. The Audit Committee shall promptly report to the Board on any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with applicable accounting standards and related regulatory requirements, the performance and independence of the Company’s independent auditors, and the performance of the internal audit function. d. At least annually, the Audit Committee shall review all critical issues impacting the Company’s recognition of revenue. e. The Audit Committee shall be responsible for, among other things, monitoring key areas of financial/accounting compliance and relevant trends, and identifying, assessing and managing risk exposures of the Company, including the risks represented by failing to recognize proper accounting treatments, and the failure of management to timely disclose material accounting information to the public. f. The Audit Committee as a whole shall annually perform a self-assessment of the committee’s performance. This self-assessment shall include consideration of such factors as: (i) attendance at Board and committee meetings; (ii) preparedness for Board and committee meetings; (iii) participation at Board and committee meetings; and (v) candor toward other directors, management, and professionals retained by the Company. 3

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 33 of 142 4. Enhanced Governance and Nominating Committee Responsibilities: The Company shall amend the Governance and Nominating Committee Charter to require Terex’s Chief Ethics and Compliance Officer (or General Counsel or other designee in his/her absence) to provide a report on ethics and compliance matters at each regularly scheduled meeting of the Committee. The reports from the Chief Ethics and Compliance Officer (or General Counsel or other designee in his/her absence) shall, at a minimum, include a discussion of any material risks concerning the Company’s regulatory compliance and the Chief Ethics and Compliance Officer’s evaluation of and, where necessary, recommendations for remedial action. 5. On-Site Visits: In order to help to educate the Company’s directors regarding the culture and to provide them a better understanding of the business, the Company shall amend its Corporate Governance Guidelines to recommend that directors visit a Company location at least once per year. 6. Management Assessment of Internal Controls: Management shall annually assess the adequacy of the Company’s internal controls, and shall report in the Company’s Annual Report on Form 10-K any identified material weaknesses. 7. Board Committee Chair Rotation: Terex shall require committee chairs and the position of Lead Director to be formally considered for rotation at least annually. The Board’s annual considerations and decisions concerning rotations of committee chairs and the Lead Director shall be summarized and recorded in Board meeting minutes. In addition, a director must serve on a committee for at least twelve (12) months before becoming chair of that committee, absent extraordinary circumstances as determined by the Board in a good faith exercise of its business judgment. 8. Limitations on Additional Board Service: The Company shall adopt a provision precluding directors from serving on more than five (5) outside boards of public companies while serving on the Terex Board. 9. Board Meetings: The Company shall adopt a provision requiring the Board to meet at least four (4) times per year. 10. Say-on-Pay: The Corporate Governance Guidelines shall be amended to expressly require an annual stockholder advisory vote on the compensation of named executive officers, i.e., a “say-on-pay” provision. B. CORPORATE GOVERNANCE REFORMS ENACTED SINCE THIS ACTION The Defendants shall acknowledge that this action was a factor, among others, in the adoption of the following corporate governance policies enacted and other changes made at Terex since the case was commenced, and shall agree to maintain these measures for at least four (4) years from entry of an order finally approving the settlement: The December 5, 2013, amendment to the Company’s Bylaws, which added in Article II, Section 2.14 a provision allowing actions by stockholders normally requiring a meeting and vote to dispense with both if the action is consented to in writing or electronic transmission by 4

Case 3:10-cv-00550-RNC Document 71-2 Filed 07/31/19 Page 34 of 142 shareholders having at least the minimum number of votes required to authorize the action at a meeting. The following revisions to the Company’s Audit Committee Charter on May 14, 2015: (a) in outlining the Committee’s responsibility to annually review certain items with an independent auditor and management, the Committee changed the phrase “Any material weakness...” to “Any significant deficiencies or material weakness...”; (b) the Committee updated a provision under its responsibility to include a report in the Company’s annual proxy statement identifying matters discussed with independent auditors requiring discussion pursuant to Public Company Accounting Oversight Board No. 16; and (c) the Committee added a provision under the General section outlining the Company’s responsibility for the appropriate expenses arising from the retention of advisors and incurred by the Committee in carrying out its duties. The following revisions to the Company’s Governance and Nominating Committee Charter on May 14, 2015: (a) the Committee incorporated the Securities Exchange Commission in determining standards for director independence and subsequent committee membership; (b) the Committee added a provision requiring the annual review of the relationships between directors or director candidates and the Company as to whether such individuals qualify as independent; (c) the Committee added a provision requiring it to review, monitor, and identify the Company’s significant corporate social responsibility issues that may affect its business operations (with the relevant criteria including diversity factors such as race, gender, and age); and (d) the Committee altered the language concerning “balanced experience and knowledge base within the total Board” to include provisions requiring substantial knowledge of the Company and its businesses and broadening its experience provision to include current senior operating executives in companies engaged in capital and industrial goods industries (formerly limited to “CEO or similar line experience”). The October 16, 2015 amendment to the Company’s Bylaws, which replaced the requirement that “[t]he Chairman of the Board shall be the Chief Executive Officer of the Corporation,” with the following: “The Board of Directors shall elect one of its members as either an Executive Chairman or a Non-Executive Chairman.” 5 18550024